Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

JOINDER AND THIRD AMENDMENT

TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

September 19, 2025

THIS JOINDER AND THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of the date first written above, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA  22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), SCHOLAR ROCK HOLDING CORPORATION, a Delaware corporation (“Parent”), SCHOLAR ROCK, INC., a Delaware corporation (“SR OpCo” and together with Parent, each an “Existing Borrower” and collectively, “Existing Borrowers”), SCHOLAR ROCK U.S. OPERATIONS, INC., a Delaware corporation (“SR Distribution”), and SCHOLAR ROCK FOREIGN HOLDINGS, INC.,  a Delaware corporation (“SR Foreign Holdings” and together with SR Distribution, each a “New Borrower” and collectively, “New Borrowers”; and New Borrowers together with Existing Borrowers, individually and collectively, jointly and severally, “Borrower”), each with an office located at 301 Binney Street, 3rd Floor, Cambridge, MA 02142.

A.Collateral Agent, Lenders and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of February 10, 2025, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 2, 2025 and as amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2025 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof;

B.Borrower has requested that Collateral Agent and Required Lenders (i) join each New Borrower as Borrower under the Loan Agreement and all other Loan Documents, and (ii) modify certain provisions of the Loan Agreement; and

C.Collateral Agent and Required Lenders have agreed to join each New Borrower to the Loan Agreement and all other Loan Documents and amend certain provisions of the Loan Agreement, subject to, and in accordance with, the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein.

Agreement

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Collateral Agent and Required Lenders hereby agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Joinder.
2.1New Borrowers.  Each New Borrower is hereby added as a “Borrower” under the Loan Agreement and all other Loan Documents.  All references in the Loan Agreement and all other Loan Documents to “Borrower” shall hereafter mean and include the Existing Borrowers and each New Borrower, individually and collectively, jointly and severally, and each New Borrower shall hereafter have all rights, duties and obligations of “Borrower” thereunder.

2.2Joinder to Loan Agreement.  Each New Borrower hereby joins the Loan Agreement and each of the other Loan Documents, and agrees to comply with and be bound by all of the terms, conditions and covenants of the Loan Agreement and Loan Documents, as if it were originally named a “Borrower” therein.  Without limiting the generality of the preceding sentence, each New Borrower agrees that it will be jointly and severally liable, together with Existing Borrowers, for the payment and performance of all obligations and liabilities of Borrower under the Loan Agreement, including, without limitation, the Obligations.  Each Borrower may, acting singly, request Credit Extensions pursuant to the Loan Agreement.  Each Borrower hereby appoints the other as agent for the other for all purposes under the Loan Documents, including with respect to requesting Credit Extensions pursuant to the Loan Agreement.  Each Borrower shall be obligated to repay all outstanding Credit Extensions made pursuant to the Loan Agreement when due, regardless of which Borrower actually received such Credit Extensions, as if each Borrower directly received all Credit Extensions.
2.3Grant of Security Interest.  Each New Borrower hereby grants to Collateral Agent, for the ratable benefit of the Lenders, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Collateral Agent, for the ratable benefit of the Lenders, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof; provided, however, that solely with respect to such New Borrower’s Intellectual Property, such security interest shall only become effective on the date on which the IP Trigger Event occurs and shall remain effective at all times thereafter.  Each New Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (other than with respect to perfection of the security interest on the Shares of any Foreign Subsidiary, which are governed by local law share pledges (if any)), subject only to Permitted Liens that are permitted by the terms of the Loan Agreement to have priority to Collateral Agent’s Lien.  Each New Borrower hereby authorizes Collateral Agent to file financing statements or take any other action required to perfect Collateral Agent’s security interests in the Collateral, without notice to New Borrower, with all appropriate jurisdictions to perfect or protect Collateral Agent’s interest or rights under the Loan Documents, including a notice that any disposition of the Collateral, except to the extent permitted by the terms of the Loan Agreement, by New Borrower, or any other Person, shall be deemed to violate the rights of Collateral Agent under the Code.
3.Amendments to Loan Agreement.
3.1Section 2.5(i) (Third Amendment Fee).  Section 2.5 of the Loan Agreement is hereby amended by inserting the following new clause (i) to the end of such Section:

“(i)Third Amendment Fee.  A fully-earned, non-refundable amendment fee in the aggregate amount of [***] Dollars ($[***]) to be shared between the Lenders in accordance with their respective pro Rata Shares due and payable on the Third Amendment Effective Date.”

3.2Section 6.6(a) (Operating Accounts).  Section 6.6(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(a)Maintain all of Borrower’s and its Subsidiaries Collateral Accounts at the banks and financial institutions as disclosed in the Perfection Certificates delivered on the Third Amendment Effective Date, or, to the extent constituting Collateral, such other Collateral Accounts as to which Borrower provided notice pursuant to Section 6.6(b), which are subject to a Control Agreement in favor of Collateral Agent (other than any Collateral Account that is not required to constitute Collateral).  Borrower shall at all times have on deposit in Collateral Accounts maintained in the United States that are subject to a Control Agreement governed by the law of any state in the United States in favor of Collateral Agent cash in an amount equal to the lesser of (i) one hundred percent (100.00%) of the Dollar value of all of Borrower’s consolidated cash, including any Subsidiaries’, in the aggregate, at all financial institutions, and (ii) one hundred fifteen percent (115.00%) of the Dollar amount of the then-outstanding Obligations.  Clause (i) of the previous sentence shall not be applicable to (and no additional amounts need to be maintained to cover the amounts in) deposit accounts exclusively used for (x) payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s, or any of its Subsidiaries’, employees identified to Collateral Agent by Borrower as such in the Perfection Certificates (as may be updated from time to time in accordance with the terms hereof) so long as the amounts in such deposit accounts do not exceed one month of payroll at any time and (y) cash collateral purposes to secure obligations for the Indebtedness permitted by clauses (g) and (k) of the defined term “Permitted Indebtedness”.”

3.3Section 6.12 (Creation/Acquisition of Subsidiaries).  Section 6.12 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“In the event Borrower or any of its Subsidiaries creates or acquires any Subsidiary (including, without limitation, pursuant to a Division) after the Effective Date, Borrower shall provide prior written notice to Collateral Agent of the creation or acquisition of such new Subsidiary and take all such action as may be reasonably required by Collateral Agent or any Lender to cause each such Subsidiary to become a co-Borrower hereunder or to guarantee the Obligations of Borrower under the Loan Documents and, in each case, grant a continuing pledge and security interest in and to the assets of such Subsidiary (substantially as described on Exhibit A hereto); and Borrower (or its Subsidiary, as applicable) shall grant and pledge to Collateral Agent, for the ratable benefit of the Lenders, a perfected security interest in the Shares of each such newly created Subsidiary; provided, however, that solely in the circumstance in which Borrower or any Subsidiary creates or acquires a Foreign Subsidiary in an acquisition approved by the Required Lenders, (i) such Foreign Subsidiary shall not be required to guarantee the Obligations of Borrower under the Loan Documents and grant a continuing pledge and security interest in and to the assets of such Foreign Subsidiary, and (ii) Borrower shall not be required to grant and pledge to Collateral Agent, for the ratable benefit of Lenders, a perfected security interest in more than sixty-five percent (65%) of the Shares of such Foreign Subsidiary, if Borrower demonstrates to the reasonable satisfaction of Collateral Agent that a pledge or grant of a security interest in more than sixty-five percent (65%) of the Shares of such Foreign Subsidiary would create a present and existing adverse tax consequence to Borrower under the IRC.  For the avoidance of doubt, neither Scholar Rock Netherlands, Scholar Rock Ireland nor any of their respective Foreign Subsidiaries shall be required to become a Loan Party.”

3.4Section 6.14 (Swiss Lien).  New Section 6.14 is hereby added to the end of Section 6 of the Loan Agreement as follows:
3.5“6.14    [***]Lien.   Within sixty (60) days after the Third Amendment Effective Date (or such later date as agreed to by Collateral Agent in its sole discretion),  Borrower shall cause Scholar Rock [***]to grant a first priority lien to [***] in the [***] License Agreement, together with cash of Scholar Rock [***]to the extent any amounts are due and owing to [***]or its Affiliates thereunder (subject to priority liens of the bank holding Scholar Rock [***]’s bank accounts created under such bank’s general terms and conditions), pursuant to security documents governed by the laws of [***]or such other appropriate jurisdiction  (each in form and substance reasonably satisfactory to Collateral Agent, a “[***] Security Document” and collectively, the “[***] Security Documents”).  [***]shall, subject to compliance with applicable [***]law and customary [***] (up-/cross-stream security-) limitation provisions to be included in the [***] Security Documents with respect to the protection of Scholar Rock [***]’s capital and Scholar Rock [***]s directors from personal liability , take all actions to ensure that the [***] Security Documents are effective and enforceable under Swiss law and shall take all other actions reasonably requested by Collateral Agent related thereto.  Borrower shall provide Collateral Agent with a copy of any notice provided by Scholar Rock [***] to [***]pursuant to any [***] Security Document within two (2) Business Days of [***]receipt of such notice.”
3.6Section 7.13 ([***] IP License Agreement and [***] Security Documents).  New Section 7.13 is hereby added to the end of Section 7 of the Loan Agreement as follows:

“7.13     [***] IP License Agreement and [***] Security Documents.  Amend, modify or waive any provision of the [***] IP License Agreement or any [***] Security Document, if such amendment, modification or waiver is adverse to Collateral Agent in any material respect.”

3.7Section 8.2(a) (Covenant Default).  Section 8.2(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(a)     Borrower or any of its Subsidiaries fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes), 6.5 (Insurance), 6.6 (Operating Accounts), 6.7

(Protection of Intellectual Property Rights), 6.9 (Notice of Litigation and Default), 6.10 (Financial Covenant), 6.11 (Landlord Waivers; Bailee Waivers), 6.12 (Creation/Acquisition of Subsidiaries), 6.13 (Further Assurances), 6.14 (Swiss Lien) or Borrower violates any covenant in Section 7; or”

3.8Section 8.14 ([***] IP License Agreement and [***] Security Document).  New Section 8.14 is hereby added to the end of Section 8 of the Loan Agreement as follows:

“8.14[***] IP License Agreement and [***] Security Documents.  There is a breach or default under the [***] IP License Agreement or any [***] Security Document; provided, however, that the Event of Default under this Section 8.14 caused by the occurrence of a breach or default under such other agreement shall be cured or waived for purposes of this Agreement upon Collateral Agent receiving written notice from the party asserting such breach or default of such cure or waiver of the breach or default under such other agreement, if at the time of such cure or waiver under such other agreement (x) Collateral Agent or any Lender has not declared an Event of Default under this Agreement and/or exercised any rights with respect thereto; (y) any such cure or waiver does not result in an Event of Default under any other provision of this Agreement or any Loan Document; and (z) in connection with any such cure or waiver under such other agreement, the terms of such agreement are not modified or amended in any manner in breach of this Agreement.”

3.9Section 12.12 (Borrower Liability).  The reference to “either Borrower” in the first sentence of Section 12.12 of the Loan Agreement is hereby replaced with “Any Borrower”.
3.10Section 13.1 (Definitions).  The following defined terms are hereby added in appropriate alphabetical order to Section 13.1 of the Loan Agreement as follows:

“[***]” is [***], a Delaware corporation.

“[***]” is [***], a company organized under the laws of Ireland.

“[***]” is [***], a company organized under the laws of Switzerland.

“[***] IP License Agreement” is that certain IP License Agreement dated as of the Third Amendment Effective Date by and between [***], as licensor, and [***], as licensee, as amended, restated or otherwise modified from time to time after the Third Amendment Effective Date in compliance with the terms of this Agreement.

“Third Amendment” means that certain Third Amendment to Amended and Restated Loan and Security Agreement, dated as of the Third Amendment Effective Date, by and among Borrower, Parent, Oxford as a lender and Collateral Agent, and the other Lenders party thereto.

“Third Amendment Effective Date” is September 19, 2025.

3.11Section 13.1 (Definitions).  The defined term “Foreign Subsidiary Trigger Event” is hereby deleted from Section 13.1 of the Loan Agreement.
3.12Section 13.1 (Definitions).  Clause (l) of the defined term “Permitted Investments” in Section 13.1 of the Loan Agreement is hereby amended and restated as follows:

“(l)so long as Borrower is in compliance with Section 6.6(a), Investments (including, for the avoidance of doubt, transfer pricing, cost plus or similar arrangements with Foreign Subsidiaries in the ordinary course of business to the extent constituting Investments) by Borrower or its Subsidiaries in Foreign Subsidiaries; and”

3.13Section 13.1 (Definitions).  The defined term “Permitted Licenses” in Section 13.1 of the Loan Agreement is hereby amended and restated as follows:

“Permitted Licenses” are (A) licenses of over-the-counter software that is commercially available to the public, (B) non-exclusive and exclusive licenses for the use of the Intellectual Property of Borrower or any of its Subsidiaries entered into in the ordinary course of business, provided, that, with respect to each such license described in clause (B), (i) no Event of Default has occurred or is continuing at the time of such license; (ii) the license constitutes an arms-length transaction, the terms of which, on their face (in each case, other than non-exclusive licenses from or to contract manufacturers, clinical research organizations, clinical trial or research sites, service providers and other entities (A) entered into in the ordinary course of business, (B) the principal purpose of which does not include the acquisition of licensing rights, but which contain such non-exclusive licenses merely ancillary to, and for the limited purpose of, facilitating the principal purposes of the agreement and (C) so long as Borrower has complied with all other applicable terms of the Loan Documents applicable thereto), do not provide for a sale or assignment of any Intellectual Property and do not restrict the ability of Borrower or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on, or assign or otherwise Transfer any Intellectual Property; (iii) in the case of any exclusive license, (x) Borrower delivers ten (10) days’ prior written notice and a brief summary of the terms of the proposed license to Collateral Agent and the Lenders and delivers copies of the final executed licensing documents in connection with the exclusive license promptly upon consummation thereof, and (y) any such license could not result in a legal transfer of title of the licensed property but may be exclusive in respects other than territory and may be exclusive as to territory only as to discrete geographical areas outside of the United States; and (iv) all upfront payments, royalties, milestone payments or other proceeds arising from the licensing agreement that are payable to Borrower are paid to a Deposit Account that is governed by a Control Agreement (except in connection with a Permitted Royalty Transaction that is not otherwise restricted by any applicable Acceptable Intercreditor Agreement), (D) any other ancillary license provided in connection with a Permitted Royalty Transaction structured as a synthetic royalty transaction that is in form and substance reasonably satisfactory to the Collateral Agent and otherwise satisfies the conditions of clauses (B)(i) through (iii) hereof (unless otherwise reasonably agreed by the Collateral Agent with respect to clause (B)(ii) in connection with any negative lien covenant provided in any such synthetic royalty transaction (subject to such covenant expressly permitting the Collateral Agent’s Liens under the Loan Documents)) and (E) the [***] IP License Agreement.

3.14Schedule 1.1 (Lenders and Commitments).  Schedule 1.1 of the Loan Agreement is hereby amended and restated in its entirety with the Schedule 1.1 attached hereto as Exhibit A.
3.15Exhibit C (Compliance Certificate).  Exhibit C of the Loan Agreement is hereby amended and restated in its entirety with the Exhibit C attached hereto as Exhibit B.
4.Limitation of Joinder and Amendment.
4.1The joinder and amendments set forth in Section 2 and Section 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document, as amended hereby.
4.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.
5.Representations and Warranties.  To induce Collateral Agent and Required Lenders to enter into this Amendment, each Existing Borrower and each New Borrower hereby represent and warrant to Collateral Agent and Required Lenders as follows:
5.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date) and (b) no Event of Default has occurred and is continuing;

5.2Each Existing Borrower and each New Borrower have the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
5.3The Operating Documents of each Existing Borrower and each New Borrower delivered to Collateral Agent (on the Effective Date in the case of Existing Borrowers and on the date hereof in the case of New Borrowers), and updated pursuant to subsequent deliveries by or on behalf of such Person to Collateral Agent, if applicable, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
5.4The execution and delivery by each Existing Borrower and each New Borrower of this Amendment and the performance by each Existing Borrower and each New Borrower of their respective obligations under the Loan Agreement, as amended by this Amendment, do not contravene (i) any material law or regulation binding on or affecting any Existing Borrower or New Borrower, (ii) any material contractual restriction with a Person binding on any Existing Borrower or New Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on any Existing Borrower or New Borrower, or (iv) the Operating Documents of any Existing Borrower or New Borrower;
5.5The execution and delivery by each Existing Borrower and each New Borrower of this Amendment and the performance by each Existing Borrower and each New Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on any Existing Borrower or New Borrower, except as already has been obtained or made; and
5.6This Amendment has been duly executed and delivered by Borrower and is the binding obligation of each Existing Borrower and each New Borrower, enforceable against each Existing Borrower and each New Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.Loan Document.  Each Existing Borrower, each New Borrower, Collateral Agent and Lenders agree that this Amendment shall be a Loan Document.  Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect without alteration or amendment.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.
7.Effectiveness. This Amendment shall be deemed effective as of the date hereof upon Collateral Agent and the Lenders’ receipt of each of the following, in form and substance acceptable to Collateral Agent and the Lenders:
7.1this Amendment duly executed by each Existing Borrower, each New Borrower, Collateral Agent and each Lender;
7.2second amended and restated Secured Promissory Notes with respect to the Term A-1 Loans and amended and restated Secured Promissory Notes with respect to the Term A-2 Loans, each duly executed by each Existing Borrower and each New Borrower;
7.3updated Perfection Certificate duly executed by Parent, covering each Subsidiary of any Borrower;
7.4a duly executed IRS Form W-9 for each New Borrower, respectively;
7.5Corporate Borrowing Certificate duly executed by each New Borrower and a copy of the resolutions of the respective governing bodies of each New Borrower authorizing this Amendment;
7.6copies of each New Borrower’s organizational documents and such other documents and certifications as Collateral Agent may reasonably require to evidence that each New Borrower is duly organized or formed, and that each New Borrower is validly existing and in good standing in its jurisdiction of organization;

7.7all documents and instruments, including Uniform Commercial Code financing statements, required by Collateral Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents;
7.8evidence that no Liens exist on the assets of any Borrower other than Permitted Liens;
7.9a copy of the [***] IP License Agreement duly executed by the parties thereto;
7.10a duly executed legal opinion of counsel to New Borrowers;
7.11Borrower’s payment of the amendment fee in the aggregate amount of [***] Dollars ($[***]) as set forth in Section 2.5(i) of the Loan Agreement; and
7.12Borrower’s payment of all Lenders’ Expenses to the extent invoiced prior to the date hereof.
8.Post Closing.  Borrower shall deliver to Collateral Agent (each, respectively, in form and substance satisfactory to Collateral Agent in is reasonable discretion), or otherwise satisfy the following obligations, in accordance with the applicable time periods (or such longer periods, respectively, as Collateral Agent may otherwise agree in its sole discretion), as follows:
8.1On or prior to five (5) Business Days after the Third Amendment Effective Date, a duly executed IRS Form W8-BEN for each of [***], [***] and [***];
8.2On or prior to five (5) Business Days after the Third Amendment Effective Date, with respect to the Shares of each New Borrower, the share certificates and assignments separate from certificate, duly executed in blank;
8.3On or prior to thirty (30) days after the Third Amendment Effective, the organizational documents for (a) the entity currently contemplated to be named “[***]” (“[***]”) and (b) each Foreign Subsidiary of Borrower to the extent not delivered to Collateral Agent on or prior to the Third Amendment Effective Date;
8.4On or prior to the earlier of (a) thirty (30) days after the Third Amendment Effective Date and (b) any subsequent Term Loan, the insurance certificates and endorsements required by Section 6.5 of the Loan Agreement;
8.5On or prior to sixty (60) days after the Third Amendment Effective Date, the [***] Security Documents; and
8.6On or prior to April 30, 2026, Borrower shall cause [***] to (a) become a co-Borrower under the Loan Agreement and the other Loan Documents, all in accordance with Section 6.12 of the Loan Agreement or (b) be dissolved with all assets and liabilities of [***] transferred to Borrower.
9.Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.  Delivery by electronic transmission (e.g. “.pdf”) of an executed counterpart of this Amendment shall be effective as a manually executed counterpart signature thereof.
10.Governing Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Third Amendment to Amended and Restated Loan and Security Agreement to be duly executed and delivered as of the date first set forth above.

EXISTING BORROWERS:

SCHOLAR ROCK HOLDING CORPORATION

By /s/ Vikas Sinha

Name: Vikas Sinha

Title: Chief Financial Officer

SCHOLAR ROCK, INC.

By /s/ Vikas Sinha

Name: Vikas Sinha

Title: Chief Financial Officer

NEW BORROWERS:

SCHOLAR ROCK U.S. OPERATIONS, INC.

By /s/ Julin Ho

Name: Julin Ho

Title: Secretary

SCHOLAR ROCK FOREIGN HOLDINGS, INC.

By /s/ Vikas Sinha

Name: Vikas Sinha

Title: Treasurer

{signature pages continue}

[Signature Page to Joinder and Third Amendment to A&R Loan and Security Agreement]

COLLATERAL AGENT:

OXFORD FINANCE LLC, as Collateral Agent

By: /s/ Colette H.  Featherly

Name: Colette H.  Featherly

Its: Executive Vice President

LENDERS:

OXFORD FINANCE LLC, as a Lender

By: /s/ Colette H.  Featherly

Name: Colette H. Featherly

Its: Executive Vice President

OXFORD FINANCE FUNDING I, LLC, as a Lender

OXFORD FINANCE FUNDING IX, LLC, as a Lender

OXFORD FINANCE FUNDING XIII, LLC, as a Lender

OXFORD FINANCE FUNDING TRUST 2023-1, as Lender

By: Oxford Finance LLC, as servicer

By /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Executive Vice President

OXFORD FINANCE CREDIT FUND FUNDING TRUST II, as a Lender

By: Oxford Finance Credit Fund II LP, as servicer

By: Oxford Finance Advisors, LLC, as manager

By: /s/ Colette H.  Featherly

Name: Colette H.  Featherly

Its: Executive Vice President

OXFORD FINANCE CREDIT FUND III 2025-A, LP, as a Lender

By: Oxford Finance Advisors, LLC, as servicer

By: /s/ Colette H.  Featherly

Name: Colette H.  Featherly

Its: Executive Vice President

OXFORD FINANCE CREDIT FUND IV LP, as a Lender

By: Oxford Finance Advisors, LLC, as manager

By: /s/ Colette H.  Featherly

Name: Colette H.  Featherly

Its: Executive Vice President

[Signature Page to Joinder and Third Amendment to A&R Loan and Security Agreement]

Exhibit A

SCHEDULE 1.1

Lenders and Commitments

[***]

Exhibit B

EXHIBIT C

Compliance Certificate

[***]